AMENDMENT TO THE BUSINESS ALLIANCE
                      AND LICENSE AGREEMENT

      This Amendment (the "Amendment") to the Business Alliance and License Agreement dated September 1, 1993 by and between Electrosource, Inc. ("Electrosource") and Electric Power Research Institute ("EPRI") as amended on September 17, 1993 (the "Agreement") shall be entered into effective as of this 1st date of November, 1995. Capitalized terms used herein and not defined have the same definitions as set forth in the Agreement.

      WHEREAS, EPRI purchased certain equipment listed on Exhibit
A hereto in connection with research activities undertaken by Electrosource on behalf of EPRI and the parties now wish to transfer title of such equipment to Electrosource.

       WHEREAS, pursuant to the Agreement, EPRI granted to Electrosource a personal, nontransferable, perpetual, worldwide, royalty-bearing license to use EPRI's Patent Rights and the Technology, if any, and the parties now desire to transfer all right, title and interest in the EPRI Patent Rights and the Technology, if any, to Electrosource subject to any rights held by the Participating Utilities set forth in the agreements listed on Exhibit B hereto.

      WHEREAS,  EPRI has agreed to pay an additional $200,000  to
Electrosource  as  full  payment  of  all  obligations  owed   to
Electrosource pursuant to the Agreement.

       WHEREAS,  the  parties  wish  to  provide  that   if   any
Participating Utility chooses not to convert its rights to receive royalties into equity of Electrosource, then EPRI shall receive the shares that otherwise would have been allocated to such Participating Utility and the Participating Utility shall receive a proportionate part of the cash royalties as set forth in the Agreement.

      NOW THEREFORE, the parties hereto, intending to the legally bound, agree as follows:

      1. Section 3 of the Agreement is amended and restated in its entirety as follows:

          "3. Transfer of Title. In consideration for this Amendment to the Agreement, EPRI sells conveys, assigns, transfers and delivers to Electrosource all right, title and interest of EPRI in EPRI's Patent Rights and the Technology, if any, free and clear of all liens, pledges, charges, claims, security interests or other encumbrances; provided, however, that such transfer shall be subject to the rights of the Participating Utilities set forth in the agreements listed in Exhibit B hereto, copies of which Electrosource hereby acknowledges receiving."

     2. Section 4 of the Agreement is deleted in its entirety.

      3. Title of Equipment. EPRI purchased the equipment listed on Exhibit A attached to this Amendment for $581,339.26 and such equipment is now located at Electrosource facilities. EPRI hereby transfers all right, title and interest in the equipment listed on Exhibit A (the "Transferred Equipment") to Electrosource.

     4. Settlement of Outstanding Obligations. EPRI agree to pay Electrosource $200,000 upon execution of this Amendment and such payment shall be in final settlement of all amounts or obligations owed or owing by EPRI to Electrosource under the Agreement.

     5.   Royalties.

           a. Electrosource hereby acknowledges and agrees that EPRI and the Participating Utilities, or both, are deemed to have provided funds in an amount satisfactory under Sections 5.2(b), 5.3 and 5.4 of the Agreement to give EPRI and the Participating Utilities the right to elect to exercise the conversion rights under Subarticle 5.3 of the Agreement. Electrosource agrees that ELSI and the Participating Utilities may exercise its right to receive stock in lieu of cash royalties at any time during the six month period following the effective date of this Amendment. Electrosource also acknowledges that EPRI and the Participating Utilities shall be issued any such shares pursuant to the terms of the Stock Issuance Agreements attached as Exhibit A to the Agreement.

          b. Section 5.4 of the Agreement shall be amended and restated in its entirety as follows:

          "5.4 Number of Shares Issuable for Conversion. If EPRI or the Participating Utilities elect to exercise the conversion rights under Subarticle 5.3, EPRI and the Participating Utilities shall be entitled to an aggregate of 2,158,000 shares of
          Common Stock of Electrosource which amount is equal to 13% of a stipulated 16,600,000 full diluted number of shares of Common Stock of Electrosource as of December 31, 1994 (the "Electrosource Stock"), with EPRI and each such Participating Utility pursuant to this Agreement. A schedule of such pro rata amounts is attached as Exhibit A hereto. In addition, if any Participating Utility chooses not to exercise its conversion rights under Subarticle 5.3 within the six months period following the effective date of this Amendment, EPRI shall receive the shares of Common Stock of Electrosource that otherwise would have been allocated to be issued to such Participating Utility.:

      c. The Participating Utilities who do not elect to exercise the conversion rights under Subarticle 5.3 of this Agreement will receive royalties on the terms set forth in
Section 5.1 and 5.2 of the Agreement based on their pro rata contribution as set forth on Exhibit C.

       6.    Taxes.   Electrosource  agrees  to  pay  or  to
reimburse EPRI for any and all taxes incurred by either EPRI or Electrosource in connection with the equipment transfer contemplated by this Amendment.

     7.   Miscellaneous Provisions.

          a. Counterparts. This amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall be deemed to be one and the same instrument.

           b. Entire Agreement. This Amendment, together with the Agreement and the Exhibits thereto, constitutes the entire agreement by and between the parties with respect to the subject matter hereof and supersedes all prior oral and/or written understandings and agreements relating thereto, except for the Research and Development Agreement (RP2415-15/3593-2) dated July 21, 1992 (the "R&D
Agreement"). Neither party nor any of its agents has made any representations to the other party which the parties intend to have any force or effect, except as specifically set forth therein and in the Agreement or the Exhibits thereto, and neither party, in executing or performing this Agreement, is relying upon any statement, covenant, representation or information, or any nature, whatsoever, to whomsoever made or given, directly or indirectly, verbally or in writing, by any person or entity, except as specifically set forth herein and in the Exhibits hereto. This Amendment may not be modified or amended, in any way, except in writing signed by the parties. In the event of any conflict between the terms of this Amendment and the Agreement and any of the Exhibits thereto the provisions of this Amendment shall be controlling.

           c. New Agreement. Prior to January 31, 1996, the parties agree to use reasonable efforts to enter into a new agreement on mutually acceptable terms which will replace the Agreement and the R&D Agreement.

           d. No Warranty. The equipment is sold "AS IS," WITH NO WARRANTY, STATUTORY, EXPRESS OR IMPLIED (INCLUDING WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE AND WARRANTIES ARISING FROM COURSE OF DEALING OR USAGE OF TRADE).

      IN WITNESS WHEREOF, the parties have each caused this Agreement to be duly executed as of the 1st day of November, 1995.

ELECTRIC POWER RESEARCH INSTITUTE  ELECTROSOURCE, INC.

By:____________________________    By:       /s/
                                       Michael G. Semmens
Title:__________________________       President, CEO and Chairman

Date:__________________________        Date:  October 30, 1995

                            Exhibit A

                      Schedule of Equipment
       Purchased by EPRI for Electrosource for $581,339.26

                        Serial     EPRI tag
 Description            Number      Number              Cost

FYE 12/31/92:
SFUDs Tester upgrade     n/a         23047            $14,573.00
Omnipower UPS            n/a         23046              1,350.00
Chiller                  3788        23045              2,831.22
Power supply             92PS584     23044              1,199.78
Power supply             92PS586     23043              1,199.78
Power supply             92PS583     23042              1,199.78
Power supply             92PS585     23041              1,199.78
Computer 486 MHz         n/a         23040              1,379.84
Computer 486 MHz         n/a         23039              1,338.58
Computer 486 MHz         n/a         23036              1,338.58
Computer 486 MHz         n/a         23037              1,338.58
Computer 486 MHz         n/a         23038              1,338.58
Computer 486 MHz         n/a         23035              1,338.58
Monitor w/keyboard       H2GB701149  n/a                  400.00
Monitor w/keyboard       H2GB701223  n/a                  400.00
Monitor w/keyboard       H2GB700982  n/a                  400.00
Monitor w/keyboard       H2GB701170  n/a                  400.00
Monitor w/keyboard       H2GB701150  n/a                  400.00
Monitor w/keyboard       H1CB803838  n/a                  400.00

FYE 12/31/93:
Power supply             n/a         24360              1,199.00
Power supply             n/a         24361              1,199.00
Mixer                    1930362     24303              1,250.00
Beater                   n/a         24304                553.00
Mixer and beater         1729085     24301              4,901.00
Freezer                  n/a         24298             10,390.00
Power supply             n/a         24362              1,210.00
Pump                     n/a         24296              8,075.00
Chiller                  4365        24349              2,622.00
Chiller                  4435        24353              2,701.00
Chiller                  4389        24352              5,513.00
Power supply             93PS743     24325              1,770.00
Power supply             93PS799     24305              2,063.00
Power supply             93PS786     24306              2,063.00
Power supply             93PS794     24307              2,063.00
Power supply             93PS793     24308              2,063.00
Power supply             93PS791     24309              2,063.00
Power supply             93PS802     24310              2,063.00
Power supply             93PS785     24311              2,063.00
Power supply             93PS784     24312              2,063.00
Power supply             93PS800     24313              2,063.00
Power supply             93PS789     24314              2,063.00
Power supply             93PS790     24315              2,063.00
Power supply             93PS787     24316              2,063.00
Power supply             93PS788     24317              2,063.00
Power supply             93PS783     24318              2,063.00
Power supply             93PS797     24319              2,063.00
Power supply             93PS795     24320              2,063.00
Power supply             93PS801     24321              2,063.00
Power supply             93PS792     24322              2,063.00
Power supply             93PS796     24323              2,063.00
Power supply             93PS798     24324              2,063.00
Electric Cabinet Oven    118791      24289              6,767.00
Chiller                  4425        24350              2,622.00
Chiller                  4540        24351              2,622.00
Chiller                  4172        24354              2,701.00
Vacuum chamber           n/a         24290              3,308.00
Acid converter           n/a         24291              3,293.00
Power supply             93PS737     24326              1,770.00
Power supply             93PS736     24327              1,770.00
Power supply             93PS738     24328              1,770.00
Power supply             93PS745     24329              1,770.00
Power supply             93PS746     24330              1,770.00
Power supply             93PS293     24356              1,782.00
Power supply             93PS290     24358              1,782.00
Power supply             93PS292     24357              1,782.00
Power supply             93PS739     24331              1,770.00
Power supply             93PS742     24332              1,770.00
Power supply             93PS747     24333              1,770.00
Power supply             93PS741     24334              1,770.00
Power supply             93PS744     24335              1,770.00
Power supply             93PS740     24338              1,770.00
Power supply             93PS289     24358              1,782.00
Power supply             93PS291     24359              1,782.00
Computer 386 40 MHz      n/a         24337                570.00
Computer 386 40 MHz      n/a         24338                570.00
Computer 386 40 MHz      n/a         24339                570.00
Computer 386 40 MHz      n/a         24340                570.00
Computer 386 40 MHz      n/a         24341                570.00
Computer 386 40 MHz      n/a         24342                570.00
Computer 386 40 MHz      n/a         24343                570.00
Computer 386 40 MHz      n/a         24344                570.00
Computer 386 40 MHz      n/a         24345                570.00
Computer 386 40 MHz      n/a         24346                570.00
Computer 386 40 MHz      n/a         24347                570.00
Computer 386 40 MHz      n/a         24348                570.00
Raritan computer         A8280015    24374              2,495.00
Computer 486 33 MHz      n/a         24365              1,444.00
Computer 486 33 MHz      n/a         24366              1,444.00
Computer 486 33 MHz      n/a         24367              1,444.00
Computer 486 33 MHz      n/a         24368              1,444.00
Computer 486 33 MHz      n/a         24369              1,444.00
Computer 486 33 MHz      n/a         24370              1,444.00
Computer 386 40 MHz      n/a         24371                579.00
Printer, laser           USA3807916  24373              1,737.00
Computer 486 50 MHz      n/a         24384              1,666.00
Station manifold         n/a         24295              2,125.00
Electronic balancer      0052310     24300              1,782.00
Micro-ohmmeter           B469        24299              3,134.00
Power supply             93PS752     24383             10,864.00
Discharge unit           n/a         24292             16,500.00
Wave solder machine      n/a         24302              2,815.00
Vacuum pump              14730       24293              5,684.00
Cutter                   930159      24294              7,997.00
Pump                     3993207003  24297              8,075.00
Data monitor             n/a         24372              3,217.00

FYE 12/31/94:
Genie lift               0593-35239  See note 1         1,097.15
Injection mold           0033177     See note 1         4,509.00
Survo motor              n/a         See note 1         1,821.15
Survo motor              n/a         See note 1         2,386.35
Load bank on pack tester n/a         See note 1         2,545.52
Chiller 230 volt         n/a         See note 1         6,444.41
Chiller 230-volt         n/a         See note 1         6,444.41
Enclosure                n/a         See note 1         1,121.30
Buss                     n/a         See note 1         1,305.46
Air filtration system    n/a         See note 1        42,288.00
Oven drain pan           n/a         See note 1           840.78
DC contactor 535 amp     n/a         See note 1         1,602.09
Transformer 480 volt     n/a         See note 1         2,208.58
Explore  2010 Electron Microscope     E21029388      See  note  1
187,198.89
Pasting machine          n/a         See note 1        44,285.00
Portable lead getter     n/a         See note 1        16,916.00
BADICHEQ 2000            n/a         See note 1         3,240.00
Microscoper attachments  n/a         See note 1         3,435.56
PS9.0                    n/a         See note 1         1,113.53
                                     Total           $581,339.26

Note 1 - The 1994 capital items have not been submitted to EPRI yet, thus there are no EPRI tag numbers assigned.
Note 2 - All other capital items billed to EPRI were relatively minor components used to assemble various machinery.

                            Exhibit B

     Agreements between EPRI and the Participating Utilities

Participating Utility           Agreement                               Date

Oklahoma Gas & Electric      Tailored Collaboration Agreement        05/18/93

Empire State Electric Energy
  Research Corporation       Cofunding Agreement                     05/02/94

Pacific Gas &
  Electric Company           Cofunding Agreement                     12/22/93

Houston Lighting & Power
  Master Agreement for Tailored
                             Collaboration Projects                  02/23/93

Centerior Energy Corporation Cofunding Agreement                     03/23/94

Southern California
  Edison Company             Cofunding Agreement                     12/09/93

Consolidated Edison Company
  of New York, Inc.          Cofunding Agreement                     09/30/93

New York State Electric &
  Gas Corporation            Cofunding Agreement                     11/21/94


                            Exhibit C

                      Funding Contributions

EQUITY CALCULATION:
                                               Number of
Name                                             Shares

EPRI                                           1,571,859

Oklahoma Gas & Electric                          161,694

Houston Light & Power Company                    161,694

Pacific Gas & Electric Company                   101,059

Centerior Energy                                 161,694

         Total                                 2,158,000

ROYALTY SHARE CALCULATION:

       Name                              Amount Funded        % of Royalty

Southern California Edison Company          $200,000              20.0%

Empire State Electric Research Corporation   200,000              20.0

Consolidated Edison Company of New York      200,000              20.0

New York State Electric & Gas                400,000              40.0

        Total                             $1,000,000*            100.0%

*Cash royalties will be paid on $1,000,000 with each of the above four utilities receiving the percentage of royalties indicated